Exhibit 99.1

MindMed Corporate Over April 2022

Disclaimer This presentation (the “Presentation”) has been prepared by Mind Medicine (MindMed) Inc. (“MindMed” or the “Company”) solely for informational purposes. None of MindMed, its affiliates or any of their respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents makes any representation or warranty as to the accuracy or completeness of any information contained in this Presentation and shall have no liability for any representations (expressed or implied) contained in, or for any omissions from, this Presentation. This presentation shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of securities. This Presentation does not constitute an offering of securities of MindMed and under no circumstances is it to be construed as a prospectus or advertisement or public offering of securities. Any trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of MindMed. Any amounts are in USD unless otherwise noted. MindMed’s securities have not been approved or disapproved by the SEC or by any state, provincial or other securities regulatory authority, nor has the SEC or any state, provincial or other securities regulatory authority passed on the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. Cautionary Note Regarding Forward-Looking Statements This Presentation contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Forward- looking statements can often, but not always, be identified by words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, will”, “projects”, or “believes” or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved, and similar references to future periods. Except for statements of historical fact, examples of forward-looking statements include, among others, statements pertaining to the development and commercialization of any medicine or treatment, or the efficacy of either of the foregoing, the success and timing of our development activities, the success and timing of our planned clinical trials, our ability to meet the milestones set forth herein; the likelihood of success of any clinical trials or of obtaining FDA or other regulatory approvals, the likelihood of obtaining patents or the efficacy of such patents once granted, and the potential for the markets that MindMed is anticipating to access. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions as of the date of this Presentation. While we consider these assumptions to be reasonable, the assumptions are inherently subject to significant business, social, economic, political, regulatory, competitive and other risks and uncertainties that are difficult to predict and many of which are outside of our control, and our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to raise capital to complete its plans and fund its studies; the medical and commercial viability of the contemplated medicines and treatments being developed; our ability to raise additional capital in the future as we continue to develop our products; our history of negative cash flows; our limited operating history; incurrence of future losses; availability of additional capital; lack of revenue; compliance with laws and regulations; difficulty associated with research and development; risks associated with clinical trials or studies; heightened regulatory scrutiny; early stage product development; clinical trial risks; regulatory approval processes; novelty of the psychedelic inspired medicines industry; as well as those risk factors discussed or referred to throughout the “Risk Factors” sections of our most recently filed Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and in other filings we make in the future with the SEC and the securities regulatory authorities in all provinces and territories of Canada, available under the Company’s profile on SEDAR at www.sedar.com. Any forward-looking statement made by us in this Presentation is based only on information currently available to us and speaks only as of the date on which it is made. MindMed undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Cautionary Note Regarding Regulatory Matters The United States federal government regulates drugs through the Controlled Substances Act. The Company works with a non-hallucinogenic synthetic derivative of the psychedelic substance ibogaine, known as “18-MC”, which is a synthetic organic molecule designed around a common coronaridine chemical backbone. 18-MC is not a Schedule I substance in the United States and the Company does not foresee it becoming a Schedule I substance due to its non-hallucinogenic properties. While the Company is focused on programs using psychedelic inspired compounds and classic psychedelics, the Company does not have any direct or indirect involvement with the illegal selling, production or distribution of any substances in the jurisdictions in which it operates. The Company is a neuro-pharmaceutical drug development company and does not deal with psychedelic substances except within laboratory and clinical trial settings conducted within approved regulatory frameworks. The Company’s products will not be commercialized prior to applicable regulatory approval, which will only be granted if clinical evidence of safety and efficacy for the intended uses is successfully developed.] Market and Industry Data This Presentation by includes market and industry data that has been obtained from third party sources, including industry publications. MindMed believes that the industry data is accurate and that the estimates and assumptions are reasonable, but there is no assurance as to the accuracy or completeness of this data. Third party sources generally state that the information contained therein has been obtained from sources believed to be reliable, but there is no assurance as to the accuracy or completeness of included information. Although the data is believed to be reliable, MindMed has not independently verified any of the data from third party sources referred to in this Presentation or ascertained the underlying economic assumptions relied upon by such sources. References in this Presentation to research reports or to articles and publications should be not construed as depicting the complete findings of the entire referenced report or article. MindMed does not make any representation as to the accuracy of such information. MindMed Corporate Overview | April 2022 2

Business Highlights Our mission is to deliuer on the therapeutic potential of psychedelics and other nouel targets to treat brain health disorders • Leader in developing psychedelic product candidates to treat brain health disorders • Diversified pipeline of clinical programs targeting significant unmet medical needs • IP and R&D strategies to maximize market exclusivity and protection • Leveraging decades of research on clinical and preclinical potential of product candidates • Industry-leading expertise in drug and digital medicine development and commercialization • Fully funded through key clinical readouts and into 2024 MindMed Corporate Overview | April 2022 3

There is an Urgent Need for Better Treatments Substantial opportunities exist to advance novel treatments for a wide range of brain health disorders >- â–¡J 1-year prevalence of anxiety 7 | /O disorders in the US2 • • • • • ’ W W W W 15 0 M “”” Q people in the US overdosed W W W W Ww Q on opioids in 2020 1 in 5 U.S. Adults is Diagnosed with a Mental Health Disorder . Q A economic cost of ASD in the < I Ev US predicted by 2O255 1. Mental Illness 2020; NIMH 2. Bandelow 2015; Dialogues Clin. Neurosci; 17(3) 3. Zelaya 2019; NCHS Data Brief. 2020;(390) 4. Overdose Death Rates 2022, February 1; NIDA 5. Leigh & Du 2015; J. Autism Dev. Disord. 45(12) MindMed Corporate Overview | April 2022 4

Advancing Multiple Generations of Drug Candidates

Our strategy is to deliver on well-characterized psychedelic candidates and next generation candidates with enhanced drug profiles

	CONCEPT	MINDMED PRODUCT CANDIDATES	PIPELINE EXPANSION OPPORTUNITIES
CLASSIC PSYCHEDELICS	• Clinical evidence of efficacy [1] • Well-characterized pharmacology • Accelerated development potential	 MM-120	• Expanded clinical indications • Psychedelics with distinct PK/PD  DMT  Mescaline Universitätsspital Basel
2ND GENERATION / OPTIMIZED	• Enhanced pharmacology • Overcome safety liabilities • Increased IP potential	 MM-402	• Advanced drug delivery • Novel treatment models • Novel treatment regimen
3RD GENERATION / NCES	• Analogues of classic psychedelics • Require full development program • Strongest IP potential	 MM-110	• Novel tryptamines • Novel phenethylamines • Non-hallucinogenic analogues

1. Gasser 2014; J. Nerv. Ment. Dis.; 202(7).

IP: intellectual property; DMT: N,N-dimethyltryptamine; NCE: new chemical entity; PD: pharmacodynamics; PK: pharmacokinetics

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Research & Development Pipeline

Our pipeline diversification offers potential opportunities across therapeutic areas and mechanisms of action

PRODUCT CANDIDATE	INDICATION	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	REGISTRATION
PSYCHIATRY						
MM-120 *(LSD D-tartrate)*	Generalized Anxiety Disorder					
	ADHD					
MM-402 *(R(-)-MDMA)*	Autism Spectrum Disorder					
SUBSTANCE USE DISORDERS						
MM-110 *(zolunicant HCl)*	Opioid Withdrawal					
PAIN						
MM-120 *(LSD D-tartrate)*	Chronic Pain					
DISCOVERY & EARLY DEVELOPMENT						
MM-823 *(noribogaine BTLS)*	Substance Use Disorders					
Novel tryptamines	undisclosed					
Novel phenethylamines	undisclosed					
Advanced drug delivery	undisclosed					

ADHD: Attention-Deficit/Hyperactivity Disorder

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Upcoming Portfolio Milestones

MindMed's clinical research portfolio creates multiple near-term and intermediate catalysts

PRODUCT CANDIDATE	INDICATION	Q2 2022	Q3 2022	Q4 2022	H1 2023	H2 2023
PSYCHIATRY **MM-120** *(LSD D-tartrate)*	Generalized Anxiety Disorder	Phase 2 IIT Readout *LSD in Anxiety - Topline*				
			Phase 2b *First Patient Dosing*			Phase 2b Readout *Topline*
	ADHD					Phase 2a Readout *Topline*
MM-402 *(R(-)-MDMA)*	Autism Spectrum Disorder		Initiate Phase 1 IIT *Comparative PK/PD*		Initiate Phase 1 Trial	
SUBSTANCE USE DISORDERS **MM-110** *(zolunicant HCl)*	Opioid Withdrawal	Initiate Phase 2a Trial			Phase 2a - Part A Readout *Interim Topline*	Phase 2a - Part B Readout *Topline*
PAIN **MM-120** *(LSD D-tartrate)*	Chronic Pain			Initiate Phase 2a Trial		

ADHD: Attention-Deficit/Hyperactivity Disorder; IIT: investigator-initiated trial; R&D: research & development; ESOE: early sign of efficacy

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Advancing the Field with Strong IP & Strategic Competitive Moats

Our approach is to protecting innovation and market potential through intellectual property-oriented R&D strategies



Opportunities for Innovation & Strong IP
Market Protection Strategies
IP-Driven R&D Direction
Proactive Lifecycle Management

Strategic Life Cycle Management & Late-Stage IP Development Can Significantly Extend Market Protection



FDA-granted NCE exclusivity
Average new drug exclusivity
Extended market protection with superior LCM*
Market exclusivity based on late-development IP*
YEARS OF MARKET PROTECTION

*For illustrative purposes only
R&D: Research & Development; LCM: Life Cycle Management

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LSD-Anxiety Topline Readout Q2 2022 | Phase 2 (IIT) GAD First Patient Dosing >1 I 2022 phase Chronic Pain Study Initiation Q4 2022 | Phase 2 ESOE MindMed Corporate Overview | April 2022 9

MM-120 | Lead Candidate with Evidence Across Multiple Therapeutic Areas

Extensive evidence of clinical benefit and mechanistic rationale in psychiatry, pain and substance use disorders [1]



PSYCHIATRY	**Rapid & sustained** benefit after acute dosing [1]	**3x Effect Size** compared to available affective disorder therapies [2]
PAIN	**Novel MOA** that targets neurobiology of chronic pain	**2nd Generation** delivery opportunity to enhance access and scalability
SAFETY & PHARMACOLOGY	**10,000+** patients treated in clinical trials [1]	**Well characterized** tolerability, pharmacokinetics and pharmacodynamics

1. Gasser 2014; J. Nerv. Ment. Dis.; 202(7).
2. Fuentes 2020; Front Psychiatry; 10:943.

MOA: mechanism of action

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MM-120 | Emerging Treatment Paradigm for Brain Health Disorders Novel mechanisms of action with transdiagnostic applicability Global Brain Connectivity / Placebo (Low Entropy) Psychedelic drug (High Entropy) I                Increased single neuron excitability Layer V v-fj & Psychedelic pyramidal A drug delivered neuron > t _| 5 mV 2.0 1.5 1.0 0.5 0.0 Source: Nutt 2020. Cell; 181(1). Enrichment of 5-HT2A Expression MindMed Corporate Overview | April 2022 11

MM-120 | Legacy of LSD Clinical Research in Psychiatric Disorders Building on decades of clinical research on LSD in anxiety and depression 21 STUDIES Anxiety, depression & 512 patients Up to 95% reduction in PRIOR T019741 ‘neuroses’ symptoms GASSER 20142 Anxiety in 12 patients Effect size of 1.1 with durable terminal illness reductions in anxiety at 1 year ’ LSD-ASSIST STUDY Anxiety 41 patients Topline results expected in Q2 2022 Rucker Gasser MindMed Corporate Overview | April 2022 12

MM-120 | Phase 2b Generalized Anxiety Disorder (GAD)

Study design seeks to demonstrate dose-responsive effects and identify optimal dose for pivotal clinical trials

PSYCHIATRY | MM-120 *(LSD D-tartrate)* | Indication: GAD | PHASE 2B



200 participants total (n=40/arm)
Week
-5 to -1
1
2
4
8
12
Prep
Dose
Follow-Up
MM-120 200 µg
MM-120 100 µg
MM-120 50 µg
MM-120 25 µg
Placebo
Randomize
Primary Endpoint
HAM-A
Secondary Endpoints
HAM-A

Study MMED008 | MM-120 for GAD

A Phase 2b Dose Optimization Study of a Single Dose of MM-120 in Generalized Anxiety Disorder

KEY ENTRY CRITERIA

- Men and Women
- Ages 18-74
- Diagnosis of GAD
- HAM-A ≥ 20

ADDITIONAL ENDPOINTS

- MADRS
- CGI-S / I
- PGI-S / C
- SDS
- EQ-5D-5L
- PSQI
- ASEX

Source: MindMed internal study documents

µg: microgram; HAM-A: Hamilton Anxiety Rating Scale; MADRS: Montgomery-Asberg Depression Rating Scale; CGI-S: Clinical Global Impression - Severity; PGI-S: Patient Global Impression - Severity; SDS: Sheehan Disability Scale; EQ-5D-5L: EuroQol-5 Dimension; PSQI: Pittsburgh Sleep Quality Index; ASEX: Arizona Sexual Experiences Scale

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MM-120 | Phase 2a Attention Deficit Disorder (ADHD)

Proof of concept study design seeks to explore potential clinical response in ADHD

PSYCHIATRY | MM-120 *(LSD D-tartrate)* | Indication: ADHD | PHASE 2A



52 participants total (n=26/arm)
Week
-4 to -1
1
2
4
6
10
Prep
Dosing
Follow-Up
MM-120 20 µg q3d
Placebo q3d
Secondary Endpoint
AISRS
Randomize
Primary Endpoint
AISRS

Study MMED007 | MM-120 for ADHD

A Phase 2a Proof of Concept Study of Repeated Low Doses of MM-120 for the Treatment of ADHD in Adults

KEY ENTRY CRITERIA

- Men and Women
- Ages 18-65
- Diagnosis of ADHD
- AISRS ≥ 26
- CGI-S ≥ 4

ADDITIONAL ENDPOINTS

- AISRS @ 1 week
- CGI-S
- ASRS
- CAARS
- Sleep Diary

Source: MindMed internal study documents

AISRS: Adult ADHD Investigator Symptom Rating Scale; ASRS: Adult ADHD Self-Report Scale; CAAR: Conners' Adult ADHD Rating Scales; CGI-S: Clinical Global Impression - Severity

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MM-120 | Novel Applications in Chronic Pain Preclinical and early clinical evidence provide support for unique mechanism of action and potential clinical activity KAST 1967 Terminal cancer pain 128 patients 100 ug reduced cumulative pain scores for at least 12 hours post-treatment 2 FANCIULLACCI 1977 Phantom limb pain 7 patients 50 pg (qd) reduced pain in 5 of 7 patients (full analgesia in 2 of 7) RAMAEKERS 2O213 Experimental pain in 24 patients 20 pg increased pain tolerance and healthy volunteers reduced cold pressor test painfulness i Study Design To be announced Dosing Regimen Repeat administration Indication Chronic Pain 1. Kast 1967. Psych Quar 41,646-657. Primary Endpoint Change in Daily Pain on 11-point Numerical Rating Scale 2. Fanciullacci 1977. The Journal of Head and Face Pain, 17:118-119. 3. Ramaekers 2021. Journal of Psychopharmacology; 35(4). MindMed Corporate Overview | April 2022 15

Phase 1 Topline Data Readout Q2 2022 | Phase 1 Opioid W/D Study Initiation Q2 2022 | Phase 2a Opioid W/D ESOE Readout Q4 2022 | Phase 2a (Part A) MindMed Corporate Overview | April 2022 16

MM-110 | Novel Mechanism to Address a Critical Gap in OUD Treatment Mechanism of action and target product profile complement standard-of-care and address a critical gap in available treatment landscape Opioid Initiation Opioid Use Disorder MM-110-facilitated Medication Assisted Therapies (MAT) Superuised Withdrawal Dopamine regulation facilitates Long-term success through completion of detoxification & successful transition to MAT & reduces cravings medication adherence Start MM-110 Induction to MAT MindMed Corporate Overview | April 2022 17

MM-110 | Strong Preclinical Efficacy on Key Translational Outcomes A single dose of MM-110 mitigates withdrawal symptoms and opioid self-administration in preclinical models12 Reduction in Translational Markers of Opioid Withdrawal Reduction in Translational Markers of OUD 125 30 20 I Control 10 20 40 Q 10 20 30 40 Water MM-110 dose (mg/kg) MM-110 dose (mg/kg) 4) Morphine Source: W Source: [2] 1. Rho & Glick 1998; NeuroReport; 9. 2. Maisonneuve & Glick 2003; Pharmacol Biochem Behav; 75.

MM-110 | Phase 2a Supervised Withdrawal in Opioid Use Disorder

Gated two-part study design provides opportunity for early signs of efficacy (ESOE) and informs randomized proof of concept design

SUBSTANCE USE DISORDERS | MM-110 *(zolunicant HCl; 18-MC)* | Indication: Opioid Withdrawal | PHASE 2A



Part A | Open-Label Early Sign of Efficacy in Opioid Withdrawal (n=10)
Screening
Opioid Stabilization Phase
Treatment Phase
Discharge
Follow-up Phase
Screening
Standardized Hydromorphone Doses
MM-110 QOD regimen
Discharge When Withdrawal Complete
Assessment Visit
Stop Hydromorphone
Day -10 to -4
Day -4 to -1
Day 1 to 7
Day 8
7 to 10 days post-Discharge
Outpatient
Inpatient
Outpatient
Primary Endpoint
Mean SOWS-Gossop score over first 5 days of Treatment Phase
Interim Readout
Part B | Dose & Regimen Response in Opioid Withdrawal (n=42/arm*)
Screening
Opioid Stabilization Phase
Treatment Phase
Discharge
Follow-up Phase
Screening
Standardized Hydromorphone Doses
MM-110 QOD regimen
Placebo
Discharge When Withdrawal Complete
Assessment Visit
Randomize & Stop Hydromorphone
Day -10 to -4
Day -4 to -1
Day 1 to 7
Day 8
7 to 10 days post-Discharge
Outpatient
Inpatient
Outpatient
*Subject to revision based on Part A outcomes
Primary Endpoint
Mean SOWS-Gossop score over first 5 days of Treatment Phase

Source: MindMed internal study documents

ESOE: early sign of efficacy; QOD: Every Other Day (dosage timing); SOWS: Subjective Opiate Withdrawal Scale

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Corporate Overview | April 2022 19

Key Milestones MM_402 EEEES

No Approved Drugs for Core Symptoms of Autism Spectrum Disorder (ASD) Growing prevalence and impact of ASD yields an urgent need for novel therapies that target core symptoms and align with patient preferences MM-402 Activity Aligns with Reported Needs and Desired Benefits for Individuals with ASD I I 1J Reduced Reduced A -I.- Ability to Impact on /v Social Communication Participate Relationships Impairment Difficulties Most desired Aspects of life most treatment benefits impacted by ASD % of Patients % of Patients Source: [3]

Leigh & Du 2015; J. Autism Dev. Disord. 45(12). 2. Kogan, Pediatrics 2018; 142(6). 3. FDA Patient Focused Drug Development workshop on Autism Spectrum Disorder (2017) MindMed Corporate Overview | April 2022 21 MM-402 | Clinical Data Support Opportunity in ASD Pilot clinical trial results of MDMA demonstrate acute and durable positive effects on social functioning in ASD population1 MDMA Reduces Social Anxiety in ASD 60% • Potential first in class therapy for core symptoms of ASD H ~ 40% • Pilot clinical data suggest MDMA could enhance | social functioning H H H H • Pharmacological profile aligns with patient- H desired treatment benefits placebo MDMA placebo MDMA 1 month 6 months Source: [1] 1. Danforth 2018; Psychopharmacology; 235. MDMA: 3,4-methylenedioxymethamphetamine MindMed Corporate Overview | April 2022 22

MM-402 | Preclinical Data Indicate Potential Enhanced Benefit/Risk Profile

Preclinical data suggest the R-enantiomer of MDMA has enhanced prosocial effects with an improved safety profile

Translational preclinical data suggest that R(-)-MDMA may have:

- Strong prosocial effects
- Less stimulant activity compared to MDMA
- Superior safety and tolerability profile
- Potential to be administered in standard dosing regimen

Source: [1][2]

R(-)-MDMA Maintains Prosocial Effects with Reduced Stimulant Activity



Change vs. Control
200%
100%
R
R/S
S
R
R/S
S
Social Interaction
Locomotor Activity

Source: [2]

1. Pitts 2018; Psychopharmacology; 235.
2. Curry 2018; Neuropharmacology; 128.

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Corporate Overview | April 2022 | 23

Collaborations & Early R&D

External Collaborations Accelerate Discovery & Development

Leveraging key partnerships and collaborations to accelerate drug discovery and de-risk clinical development

NEW CHEMICAL ENTITY DISCOVERY ENGINE	ADVANCED DRUG DELIVERY	EFFICIENT CLINICAL PROVING GROUND
DISCOVERY & LEAD OPTIMIZATION	BRAIN TARGETED LIPOSOMES (BTLS)	RAPID DATA GENERATION & CLINICAL CONCEPT TESTING
MindShift Compounds	nextage	Universitätsspital Basel

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Corporate Overview | April 2022 25

Exclusive Collaboration with Leading Researchers

MindMed's exclusive collaboration with the Liechti Lab at UHB enables efficient evidence generation to support R&D strategy

\+

Universitätsspital Basel

- LSD for Anxiety
- LSD for MDD
- LSD for Cluster Headache
- MDMA analogues
- Mescaline
- DMT

Strategic Value

- Rapid transition to clinical evidence generation
- De-risk clinical indications
- Efficient exploration of PK/PD and dose optimization

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Digital Medicine

Digital Unlocks Potential Opportunities Throughout the Product Lifecycle Generating data, insights, models, and tools from early development through market management Preclinical Research IND & Phases 1—3 Drug Launch Enhancement and Lifecycle Management • Deep Digital Diagnoses • Decision Support • Surveillance & Registries • Drug-Device Combinations • Decentralized Trials • Predictive Intervention • Remote Management • Lifecycle Enhancement • Advanced Analytics • Patient Engagement • HEOR • Efficient Phase 4 Research HEOR: health economics and outcomes research MindMed Corporate Overview | April 2022 28

Digital Platform Will Add Value Through the Patient Journey Developing a scalable delivery platform to enable adoption leveraging the existing treatment ecosystem • Patient education, engagement, preparation • In-session monitoring • Real world monitoring of trends • Deep digital diagnosis • Clinician decision support • Engagement in health maintenance • Support for treatment selection • Predictive models linking interventions and • Al models to inform psychotherapies outcomes __    Dashboard . I I PeporS A l| ] Hew Session Soil Report “ Pre-Session | o a 1 Video Diary Journal 12345® Hamilton Anxiety Scale (HAM-A) Hardware Check Q | “M /SKOU-. |H I’.iWnOS O Ttttcrf ‘ Patient introduction Q AJcabo) UM Disorder I OCNMVKMCOX ] I MV FA5T BEPO“TS H,oe * Identification Test H Pittsburgh Heep Quollty Indei I Session 5etup I MindMed Corporate Overview | April 2022 29

Digital Enables Alignment of Incentives for Broad Market Access

Complementary digital medicine products and studies for improved brain health outcomes

1. Measure, Diagnose & Engage
2. Quality care & documentation
3. Clinical decision support
4. Patient trend prediction
5. Maximize reimbursement



Performance, Outcome, Trends
MindMed
Improved Brain Health
Sites of Care
Payers



Connect
Community Support
General Chat
Anxiety
Social Anxiety
Depression

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Digital Pipeline Progression Aligns with Drug Development

Executing across product categories with strong technical development and clinical research

Stage				
TECHNOLOGY CANDIDATE	**Anxiety & Affective Disorders** Intrasession SaMD Component #3 In Development — Concept candidate			
DISCOVERY & REAL-WORLD DATA	**Anxiety & Affective Disorders** Intrasession SaMD Component #2 In Development — Concept development	**Transdiagnostic** Decision Support Platform In Development — Concept development		
MINIMUM VIABLE PRODUCT & CLINICAL DATA COLLECTION	**Anxiety Disorders** ADDAPT In Beta Study Use — Large decentralized observational study			
STUDY USE, ALGORITHM DEVELOPMENT & PRODUCT ENHANCEMENT	**Chronic Pain** Measurement & Reporting System In Development — Next generation system	**Acute and Chronic Pain** Reporting System In Study Use — Clinical data collection	**Anxiety & Affective Disorders** MSMS - Platform & SaMD #1 In Study Use — Clinical data collection	**Transdiagnostic** QPEPS In Study Use — Clinical data collection
VALIDATION & FDA CLEARANCE				
COMMERCIAL LAUNCH				

- QPEPS: Quantifying the Processes and Events of Psychotherapy at Scale
- ADDAPT: Anxiety Digital Diagnoses for Precision psychiatry
- MSMS: MindMed Session Monitoring System

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Corporate Information

NASDAQ: MNMD // NEO: MMED First Publicly Listed Company Developing Psychedelic Product Candidates EXECUTIVE TEAM/DIRECTORS/INSIDERS 44,796,490 9.2% O A ~ ! I I J    million NON-INSIDER SHARES 377,108,827 76.8% Raised since inception including warrants EQUITY INCENTIVE PLAN (ISSUED) 46,269,703 9.4% OUTSTANDING WARRANTS 22,539,931 4.6% TOTAL (FULLY DILUTED) 490,714,951 100% . $133.5 million N3Sd3C] Market Capitalization: USD $653 million | December 31, 2021 ($1.38 per share) Cash position as of December 31, 2021 O Market Capitalization: C$823 million I December 31, 2021 (C$1.74 per share)

Leadership: Leading Expertise in Innovative Drug & Digital Development



Robert Barrow

Chief Executive Officer & Board Director

Rob is an accomplished pharmaceutical executive and clinical pharmacologist with over a decade of experience leading drug development programs in a variety of disease areas. Mr. Barrow previously served as Director of Drug Development & Discovery at Usona Institute, where he oversaw preclinical, clinical and regulatory development efforts for all of Usona's development programs. Prior to joining Usona, he served as Chief Operating Officer of Olatec Therapeutics where he oversaw the execution of numerous early- and late-stage clinical trials in the fields of analgesics, rheumatology, immunology and cardiovascular disease. Rob holds a Master's degree in Pharmacology from The Ohio State University and a Bachelor of Science degree from Wake Forest University, where he graduated summa cum laude.



Miri Halperin Wernli, PhD

Executive President & Board Director

Miri co-founded Creso Pharma, a cannabis company, and listed the company on the Australian Stock exchange (ASX) in October 2016. Prior to founding Creso Pharma Dr. Halperin Wernli worked in clinical psychiatry in Swiss academic hospital settings and then held various global senior leadership positions in the pharma and biotech industries in Switzerland and in the US (Merck, Sharp and Dohme, Roche and Actelion pharmaceuticals) covering Product Development, R&D, and Strategic Marketing. Her extensive pharmaceutical industry and biomed research and development experience covers the full spectrum of areas and activities from Preclinical to Clinical Development and Strategy, to Drug Registration and Launch, across several Therapeutic Areas.



Cynthia Hu, JD

Chief Legal Officer & Corporate Secretary

Cynthia joined in December 2021 as Chief Legal Officer & Corporate Secretary. Previously, from 2009-2021, she served as COO, General Counsel & Secretary at CASI Pharmaceuticals, Inc. and, from 2006 to 2009, as VP, General Counsel, of its predecessor, EntreMed, Inc. Prior to that, she served as senior associate for the corporate and finance practice group at Powell Goldstein LLP in Washington, DC, where she advised clients on all corporate and financing matters, including complex public and private financings, mergers and acquisitions, SEC and regulatory compliance, and corporate governance and compliance. Before that, Ms. Hu was counsel for a NYSE-listed financial institution and prior to that was in private law practice at Klehr, Harrison, Harvey & Branzburg, LLP and Littman & Krooks, LLP focusing on corporate transactions and compliance with corporate and securities laws.



Daniel Karlin, MD, MA

Chief Medical Officer

Dan co-founded HealthMode in 2018 and served as its CEO until it was acquired by MindMed in 2021. Before that, he built and led Clinical, Informatics, and Regulatory Strategy for Pfizer Digital Medicine and Innovation Research Lab. He also served as a Global Clinical Lead for psychiatric clinical assets at Pfizer. Previously, he was the founder and Chief Medical Officer at Column Health, a leading technology-enabled psychiatry and addiction practice. He is a founding board member of the Digital Medicine Society, and a strategic advisor to multiple big pharma and digital therapeutics companies. Dan is board Certified in Psychiatry, Addiction Medicine, and Clinical Informatics. He is an Assistant Professor of Psychiatry at Tufts University School of Medicine. He graduated with degrees in Neuroscience and Behavior (BA), and Clinical Informatics (MA) from Columbia University; and Medicine (MD) from the University of Colorado School of Medicine.



Carrie Liao, CPA

VP, Corporate Controller & Accounting Principal

Carrie Liao, CPA is an active Certified Public Accountant in the state of California with over 20 years of accounting and finance leadership experience in public and private companies. Starting at Deloitte, her career has focused on the life science industry from early development through commercialization and manufacturing. Recently, she has successfully supported multiple Initial Public Offering filings. She specializes in Sarbanes-Oxley Act compliance, resolution of complex accounting issues, process improvement, and U.S. Securities and Exchange Commission interim and annual filings.



Francois Lilienthal, MD, MBA

Chief Commercial Officer

François is a globally accomplished biopharmaceutical executive and a trained physician with extensive experience leading end-to-end development and commercialization of innovative medicines, driving significant growth across diversified portfolios through product launches, life cycle management and business development. Before joining MindMed, François was a Vice President at Merck's commercial division for 14 years. He built and led a new department focused on developing the commercial strategy for multiple products across several therapeutic areas, including neurology, psychiatry and pain. He previously drove double-digit growth of the Virology and Liver Diseases global business and oversaw global launches of innovative brands for the treatment of HIV and chronic hepatitis C.

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Corporate Overview | April 2022

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Robert Malenka, MD, PhD Maria A Oquendo, MD, PhD Maurizio Fava, MD Chairman of the Scientific Advisory Board, Nancy Friend Pritzker Professor in Ruth Meltzer Professor and Chairman of Psychiatry at University of Pennsylvania, Psychiatrist-in-Chief of the Massachusetts General Hospital (MGH), director, Division of Psychiatry and Behavioral Sciences at Stanford University. Dr. Malenka is an Psychiatrist-in-Chief at the Hospital of the University of Pennsylvania. Dr. Clinical Research of the MGH Research Institute, executive director of the Clinical Trials elected member of the National Academy of Sciences and the National Academy Oquendo is a member of the National Academy of Medicine, one of the highest Network and Institute, (MGH), associate dean for clinical and translational research and of Medicine as well as an elected fellow of the American Academy of Arts and honors in medicine. She is Past President of the American Psychiatric Association the Slater Family Professor of Psychiatry at Harvard Medical School. Dr. Fava is a world Sciences, the American Association for the Advancement of Science, and the (APA), the International Academy of Suicide Research and the American College leader in the field of depression. He has edited eight books and authored or co-authored American College of Neuropsychopharmacology. He has served on the National of Neuropsychopharmacology (ACNP). She is President of the American more than 800 original articles published in medical journals with international circulation. Advisory Council on Drug Abuse and as a Counselor for the Society for Foundation for Suicide Prevention’s Board of Directors, Vice President of the articles which have been cited more than 80,000 times in the literature and with an h Neuroscience and the American College of Neuropsychopharmacology. He is College of International Neuropsychopharmacology and has served on the index of over 140. Dr. Fava is a world leader in the field of depression. He has edited eight known for his landmark contributions to understanding of brain plasticity National Institute of Mental Health’s Advisory Council. Dr. Oquendo is a member books and authored or co-authored more than 800 original articles published in medical mechanisms, and has extensive experience as an advisor to various of Tufts University’s Board of Trustees, serves on its Executive Committee and journals with international circulation, articles which have been cited more than 80,000 pharmaceutical and biotechnology companies. chairs Tufts’ Academic Affairs Committee. times in the literature and with an h index of over 140. Robert H. Dworkin, PhD Peter Bergethon, MD Bryan L Roth, MD, PhD Professor of Anesthesiology ond Perioperative Medicine, Neurology, and VP and Head of Quantitative & Clinical Technologies, Biogen, Inc., where he leads Professor of Pharmacology, University of North Carolina School of Medicine; Director Psychiatry, and Professor in the Center for Health + Technology, at the University the effort to transform clinical trials and humanize drug discovery by encouraging of the National Institute of Mental Health Psychoactive Drug Screening Program. Dr. of Rochester School of Medicine and Dentistry. Dr. Dworkin has spent over 35 the transition of clinical trial measures from a qualitative to a quantitative Roth has spent over 30 years studying molecular neuropharmacology. He is the years conducting clinical research on pain. He is also Director of the Analgesic, discipline. The Quantitative Medicine transformation has advanced Biogen’s Michael Hooker Distinguished Professor in the Department of Pharmacology at the Anesthetic, and Addiction Clinical Triol Translations, Innovations, Opportunities, leadership in neuroscience therapeutics and personalized medicine. Dr. Bergethon University of North Carolina s (UNC) School of Medicine. He is also the director of the and Networks (ACTTION) public-private partnership with the U.S. Food and Drug came to Biogen in 2017 from Pfizer Worldwide Research and Development where National Institute of Mental Health Psychoactive Drug Screening Program. Dr. Roth’s Administration (FDA). Dr. Dworkin received the American Pain Society’s Wilbert E. he was Vice President and Head of the Pfizer Innovation Research Lab within the research focuses on removing the hallucinogenic effects from psychedelic drugs, Fordyce Clinical Investigator Award in 2005 and John and Emma Bonica Public Early Clinical Development group. Before joining the biopharmaceutical industry in eliminating the hours long hallucinatory trips that may turn some patients away from Service Award in 2014, the American Academy of Neurology’s Mitchell B. Max 2012, Dr. Bergethon spent 30 years in acodemic medicine as a Professor at Boston psychedelic assisted treatments. He was among the first to publish in the scientific . , ., journal, Cell, the structure of how LSD binds to serotonin receptors within the brain. Award for Neuropathic Pain in 2015, and the International Association for the University and Tufts University in the Departments of Biochemistry, Neurology,.... This structure is crucial to help scientists understand why psychedelics can have Study of Pain’s John D. Loeser Award in 2020. Neurobiology & Anatomy, and Biomedical Engineering. . ,, . hallucinogenic and therapeutic effects. MindMed Corporate Overview | April 2022 35

MindMed MindMed Corporate Overview | April 2022 36